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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report, dated February 15, 2001, included in the Private Business, Inc. Form S-4/A filed with the Securities and Exchange Commission on May 18, 2001, for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          --------------------------------------

Nashville, Tennessee
October 26, 2001





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